UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

CASEY’S GENERAL STORES, INC.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

0-12788	42-0935283
(Commission File Number)	(IRS Employer Identification No.)

One Convenience Blvd., Ankeny, Iowa	50021
(Address of principal executive Offices)	(Zip Code)

515/965-6100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On September 9, 2009, Casey’s General Stores, Inc. (the “Company”) conducted a conference call with investors concerning its financial results for the first fiscal quarter ended July 31, 2009. A copy of the transcript prepared by the host of the conference call is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The exhibit accompanying this report is listed in the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY’S GENERAL STORES, INC.

Date: September 9, 2009	By:	/s/ William J. Walljasper
William J. Walljasper
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Description
99.1	Transcript of conference call conducted by Casey’s General Stores, Inc. on September 9, 2009